KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Internet Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2. DUTIES OF ADVISER.

                           (a) GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth inthe Portfolio's governing documents, including, without limitation, the Fund'sCertificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws,as amended, the prospectus and statement of additional information; and suchother limitations, policies and procedures as the Trustees may impose from timeto time in writing to the Adviser. In providing such services, the Adviser shallat all times adhere to the provisions and restrictions contained in the federalsecurities laws, applicable state securities laws, the Internal Revenue Code,the Uniform Commercial Code and other applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i)furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfoliosecurities for the Portfolio, including the taking of such steps as may benecessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b) BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct ordersto an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser'sprimary consideration in effecting a securities transaction will be execution atthe most favorable price. In selecting a broker-dealer to execute eachparticular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c) The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6.EXPENSES.

                           (a) With  respect  to  the  operation  of  the
Portfolio, the Adviser shall beresponsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b)The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses
(including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d) To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser,  and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to th Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10.REPORTS  AND   ACCESS.   The  Adviser   agrees  to  supply
such   information to  the Sub-Administrator  and to permit  such  compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11.ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d) Each party to this Agreement  shall indemnify and
hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e) No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14. TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.

on behalf of its series, The Internet Portfolio

By:_________________________________        By:_________________________________
Name:                                                Name:
Title:                                               Title:

129261

                                   SCHEDULE A

                                 ANNUAL FEE RATE

The Internet Portfolio                      1.25% of average daily net assets





                            KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Internet Infrastructure Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2. DUTIES OF ADVISER.

                           (a) GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth in the Portfolio's governing documents, including, without limitation, the Fund's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b) BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c) The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6.       EXPENSES.

                           (a) With  respect  to  the  operation  of  the
Portfolio, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b) The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash,securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d) To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser,  and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to the Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Sub-Administrator and to permit such compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d) Each party to this Agreement  shall indemnify and
hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e) No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14.      TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.

on behalf of its series, The Internet Infrastructure Portfolio

By:_________________________________        By:_________________________________
Name:                                                Name:
Title:                                               Title:


                                   SCHEDULE A

                                 ANNUAL FEE RATE

The Internet Infrastructure Portfolio          1.25% of average daily net assets





                            KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Internet Emerging Growth Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2. DUTIES OF ADVISER.

                           (a) GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth in the Portfolio's governing documents, including, without limitation, the Fund's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b) BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c) The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6.       EXPENSES.

                           (a) With  respect  to  the  operation  of  the
Portfolio, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b) The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d) To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser, and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to the Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Sub-Administrator and to permit such compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d)  Each party to this Agreement  shall indemnify
and hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e) No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14.      TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.
on behalf of its series, The Internet Emerging Growth Portfolio

By:_________________________________        By:_________________________________
Name:                                                Name:
Title:                                               Title:


                                   SCHEDULE A

                                 ANNUAL FEE RATE

The Internet Emerging Growth Portfolio         1.25% of average daily net assets





                            KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Internet Global Growth Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2. DUTIES OF ADVISER.

                           (a) GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth in the Portfolio's governing documents, including, without limitation, the Fund's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b) BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c) The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6.       EXPENSES.

                           (a) With  respect  to  the  operation  of  the
Portfolio, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b) The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d) To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser,  and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to the Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Sub-Administrator and to permit such compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d) Each party to this Agreement  shall indemnify and
hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e) No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14. TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.
on behalf of its series, The Internet Global Growth Portfolio

By:_________________________________        By:_________________________________
Name:                                                         Name:
Title:                                                        Title:


                                   SCHEDULE A

                                 ANNUAL FEE RATE

The Internet Global Growth Portfolio          1.25% of average daily net assets





                            KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Internet New Paradigm Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2. DUTIES OF ADVISER.

                           (a) GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth in the Portfolio's governing documents, including, without limitation, the Fund's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b) BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c) The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6. EXPENSES.

                           (a)  With  respect  to  the  operation  of  the
Portfolio, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b) The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d) To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser, and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to the Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Sub-Administrator and to permit such compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d) Each party to this Agreement  shall indemnify and
hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e) No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14.      TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.

on behalf of its series, The Internet New Paradigm Portfolio

By:_________________________________        By:_________________________________
Name:                                                Name:
Title:                                               Title:


                                   SCHEDULE A

                                 ANNUAL FEE RATE

The Internet New Paradigm Portfolio         1.25% of average daily net assets




                            KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Medical Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2. DUTIES OF ADVISER.

                           (a) GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth in the Portfolio's governing documents, including, without limitation, the Fund's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and ther applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees;
(iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b) BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly)brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to bein the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c) The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6. EXPENSES.

                           (a) With  respect  to  the  operation  of  the
Portfolio, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b) The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d) To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser,  and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to the Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10. REPORTS  AND   ACCESS.   The  Adviser   agrees  to
supply  such   information   to  the Sub-Administrator  and to permit  such
compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d) Each party to this Agreement  shall indemnify and
hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e) No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14. TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.

on behalf of its series, The Medical
Portfolio

By:_________________________________        By:_________________________________
Name:                                                Name:
Title:                                               Title:



                                   SCHEDULE A

                                 ANNUAL FEE RATE

                  The Medical Portfolio        1.25% of average daily net assets






                            KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Small Cap Opportunities Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2. DUTIES OF ADVISER.

                           (a) GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth in the Portfolio's governing documents, including, without limitation, the Fund's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b) BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfoliotransactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c)  The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6.       EXPENSES.

                           (a) With  respect  to  the  operation  of  the
Portfolio, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b) The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d) To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser,  and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to the Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Sub-Administrator and to permit such compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d) Each party to this Agreement  shall indemnify and
hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e) No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14.TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.

on behalf of its series, The Small Cap Opportunities Portfolio

By:_________________________________        By:_________________________________
Name:                                                Name:
Title:                                               Title:


                                   SCHEDULE A

                                 ANNUAL FEE RATE

The Small Cap Opportunities Portfolio       1.25% of average daily net assets




                            KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Middle East Growth Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2. DUTIES OF ADVISER.

                           (a)GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth in the Portfolio's governing documents, including, without limitation, the Fund's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b)BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c) The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6. EXPENSES.

                           (a) With  respect  to  the  operation  of  the
Portfolio, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b) The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d)  To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser,  and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to the Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10. REPORTS  AND   ACCESS.   The  Adviser   agrees  to  supply
such   information   to  the Sub-Administrator  and to permit  such  compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d) Each party to this Agreement  shall indemnify and
hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e)No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment
 Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14. TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.

on behalf of its series, The Middle
East Growth Portfolio

By:_________________________________        By:_________________________________
Name:                                                Name:
Title:                                               Title:

129268

                                   SCHEDULE A

                                 ANNUAL FEE RATE

The Middle East Growth Portfolio               1.25% of average daily net assets





                            KINETICS PORTFOLIOS TRUST

                          INVESTMENT ADVISORY AGREEMENT

                  THIS INVESTMENT ADVISORY AGREEMENT is made as of the 1st day of May, 2000, by and between KINETICS PORTFOLIOS TRUST, a Delaware business trust (the "Trust") on behalf of its series the Kinetics Government Money Market Portfolio (the "Portfolio") and KINETICS ASSET MANAGEMENT, INC., a New York corporation (the "Adviser").

                              W I T N E S S E T H :

                  WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies; and

                  WHEREAS, the Trust, on behalf of the Portfolio, desires to retain the Adviser to render advice and services to the Portfolio pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services.

                  NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

                  1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Portfolio for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees.

                  2.       DUTIES OF ADVISER.

                           (a) GENERAL  DUTIES.  The Adviser shall act as
investment adviser to the Portfolio and shall supervise investments of the Portfolio in accordance with the investment objective, policies and restrictions of the Portfolio as set forth in the Portfolio's governing documents, including, without limitation, the Fund's Certificate of Trust, as amended, Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

                  Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Portfolio with advice and recommendations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities for the Portfolio, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Portfolio, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Portfolio, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Portfolio, and take other actions on behalf of the Portfolio; (iv) maintain the books and records required to be maintained by the Portfolio except to the extent arrangements have been made for such books and records to be maintained by Firstar Mutual Fund Services LLC, a Wisconsin limited liability company (the "Sub-Administrator") or another agent of the Portfolio; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Portfolio's assets which the Board of Trustees or the officers of the Portfolio may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Portfolio's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

                           (b) BROKERAGE.  The Adviser  shall be  responsible
for decisions to buy and sell securities for the Portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. The price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers or dealers who also provide research or statistical material, or other services, to the Portfolio, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Portfolio, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

                  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                  3. REPRESENTATIONS OF THE ADVISER.

                           (a) The Adviser  shall use its best  judgment and
efforts in rendering the advice and services to the Portfolio as contemplated by this Agreement.

                           (b) The Adviser shall maintain all licenses and
registrations  necessary to perform its duties hereunder in good order.

                           (c) The Adviser shall conduct its operations at all
times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

                  4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Portfolio in any way, or in any way be deemed an agent for the Portfolio. It is expressly understood and agreed that the services to be rendered by the Adviser to the Portfolio under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

                  5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

                  6.       EXPENSES.

                           (a) With  respect  to  the  operation  of  the
Portfolio, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Portfolio, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser. If the Adviser has agreed to limit the operating expenses of the Portfolio, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

                           (b) The Portfolio is responsible  for and has assumed
the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory, administrative and sub-administrative fees payable to the Adviser or the Sub-Administrator under the appropriate agreements entered into with the Adviser or the Sub-Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Portfolio including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Portfolio's shareholders and Board of Trustees that are properly payable by the Portfolio; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Sub-Administrator; insurance premiums on property or personnel of the Portfolio which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Portfolio or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Portfolio; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                           (c) The Adviser may  voluntarily  absorb  certain
Portfolio  expenses or waive the Adviser's own advisory fee.

                           (d) To the extent the Adviser  incurs any costs by
assuming expenses which are an obligation of the Portfolio as set forth herein, the Portfolio shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Portfolio is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Portfolio to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

                  7. INVESTMENT ADVISORY FEE.

                           (a) The Portfolio  shall pay to the Adviser,  and the
Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Portfolio pursuant to this Agreement, an annual investment advisory fee at the rate set forth in Schedule A to this Agreement.

                           (b) The  investment  advisory fee shall be accrued
daily by the Portfolio and paid to the Adviser on the first business day of the succeeding month.

                           (c) The initial  fee under this  Agreement  shall be
payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                           (d) The fee  payable to the  Adviser  under this
Agreement will be reduced to the extent of any receivable owed by the Adviser to the Portfolio and as required under any expense limitation applicable to the Portfolio.

                           (e) The  Adviser  voluntarily  may  reduce  any
portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Portfolio under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

                           (f) Any fee withheld or voluntarily  reduced and any
Portfolio expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Portfolio toward the operating expenses for such fiscal year (taking into account the reimbursement) do not exceed the applicable limitation on Portfolio expenses. Such reimbursement may be paid prior to the Portfolio's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Portfolio expenses.

                           (g) The  Adviser  may  agree  not  to  require
payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

                  8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Portfolio. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Portfolio or pledge or use the Portfolio's assets in connection with any borrowing not directly for the Portfolio's benefit. For this purpose, failure to pay any amount due and payable to the Portfolio for a period of more than thirty (30) days shall constitute a borrowing.

                  9. CONFLICTS WITH THE PORTFOLIO'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Portfolio to take any action contrary to its Certificate of Trust, as amended, Declaration of Trust, as amended, Bylaws, as amended, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Portfolio. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Portfolio and may take any and all actions necessary and reasonable to protect the interests of shareholders.

                  10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Sub-Administrator and to permit such compliance inspections by the Sub-Administrator as shall be reasonably necessary to permit the Sub-Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

                  11. ADVISER'S LIABILITIES AND INDEMNIFICATION.

                           (a) The Adviser shall have  responsibility  for the
accuracy and completeness (and liability for the lack thereof) of the statements in the Portfolio's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Sub-Administrator or the Portfolio or another third party for inclusion therein.

                           (b) The Adviser shall be liable to the Portfolio for
any loss (including brokerage charges) incurred by the Portfolio as a result of any improper investment made by the Adviser.

                           (c) In the  absence  of  willful  misfeasance,  bad
faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Portfolio.

                           (d) Each party to this Agreement  shall indemnify and
hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

                           (e) No  provision  of this  Agreement  shall be
construed to protect any Trustee or officer of the Portfolio, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

                  12. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Portfolio's employment of the Adviser is not an exclusive arrangement. The Portfolio may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Portfolio under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Portfolio's Board of Trustees.

                  13. TERM. This Agreement shall become effective on September 1, 1999 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Portfolio at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Trustees of the Portfolio who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

                  14. TERMINATION; NO ASSIGNMENT.

                           (a) This  Agreement may be terminated by the
Portfolio at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Portfolio. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Portfolio's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Portfolio maintained by the Adviser on behalf of the Portfolio.

                           (b) This Agreement  shall terminate  automatically
in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

                  15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

                  16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

KINETICS PORTFOLIOS TRUST  KINETICS ASSET MANAGEMENT, INC.

on behalf of its series, The Kinetics Government Money Market Portfolio

By:_________________________________        By:_________________________________
Name:                                                Name:
Title:                                               Title:



                                   SCHEDULE A

                                 ANNUAL FEE RATE

The Kinetics Government Money Market Portfolio 0.50% of average daily net assets